Exhibit 32.1

CERTIFICATIONS OF

PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Guardion Health Sciences, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2024 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, each of Jan Hall, Chief Executive Officer of the Company, and Katie Cox, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 13, 2024	/s/ Jan Hall
Jan Hall
Chief Executive Officer
(Principal Executive Officer)

May 13, 2024	/s/ Katie Cox
Katie Cox
Chief Accounting Officer
(Principal Financial and Accounting Officer)